MUNIHOLDINGS
                                                                   CALIFORNIA
                                                                   INSURED
                                                                   FUND II, INC.

                               [GRAPHIC OMITTED]
                                                          STRATEGIC
                                                                   Performance

                                                                   Annual Report
                                                                   June 30, 1999

                  MuniHoldings California Insured Fund II, Inc.

The Benefits and Risks of Leveraging

MuniHoldings California Insured Fund II, Inc. has the ability to leverage to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.

                    MuniHoldings California Insured Fund II, Inc., June 30, 1999

DEAR SHAREHOLDER

For the year ended June 30, 1999, the Common Stock of MuniHoldings California Insured Fund II, Inc. earned $0.809 per share income dividends, which included earned and unpaid dividends of $0.069. This represents a net annualized yield of 5.63%, based on a month-end per share net asset value of $14.38. Over the same period, the total investment return on the Fund's Common Stock was +1.66%, based on a change in per share net asset value from $14.96 to $14.38, and assuming reinvestment of $0.811 per share ordinary income dividends and $0.022 per share capital gains distributions.

For the six-month period ended June 30, 1999, the total investment return on the Fund's Common Stock was -4.14%, based on a change in per share net asset value from $15.42 to $14.38, and assuming reinvestment of $0.396 per share income dividends.

For the six-month period ended June 30, 1999, the Fund's Preferred Stock had an average yield of 3.01% for Series A and 2.80% for Series B.

The Municipal Market Environment

Long-term bond yields moved higher during the first six months of 1999. US Treasury bond yields rose throughout the period as the US economy continued to exhibit considerable strength. An above-trend inflationary report in May coupled with the May announcement by the Federal Reserve Board that it was considering increasing short-term interest rates in order to slow domestic economic growth also contributed to pushing US Treasury bond yields to an 18-month high of over 6.10%. The Federal Reserve Board's return to a neutral policy after the expected increase in short-term interest rates of 25 basis points (0.25%) in late June allowed long-term US Treasury bond yields to decline and close the six-month period ended June 30, 1999 at 5.96%. During the same period, the yield on long-term US Treasury securities rose almost 90 basis points.

For much of early 1999, long-term tax-exempt bond yields remained essentially unchanged. However, in May and June municipal bond yields eventually followed taxable bond yields higher. As measured by the Bond Buyer Revenue Bond Index, long-term tax-exempt revenue bond yields rose more than 35 basis points to end the six-month period at 5.61%, their highest level in 20 months.

The strong technical position that the tax-exempt bond market has enjoyed in recent quarters has continued. Municipal investors are expected to have received as much as $40 billion in June and early July from coupon income, bond maturities and the proceeds from early bond redemptions. The receipt of these assets has coincided with a significant decline in new bond issuance. Over the last six months, over $115 billion in new long-term tax-exempt bonds were issued, a decline of 22% as compared to the first six months of 1998. During the quarter ended June 30, 1999, less than $60 billion in securities were issued by US municipalities, a decline of nearly 25% versus the June 30, 1998 quarter. New-issue volume of $22 billion for the month of June 1999 was 28% lower than June 1998's issuance and the lowest June production since 1996. The combination of reduced issuance and seasonally high reinvestment has produced a very positive supply/demand function for the municipal bond market.

Prior to May 1999, this positive technical position had enabled the tax-exempt bond market to outperform its taxable counterpart. This resulted in a decline of the yield ratio between taxable and tax-exempt bonds. At the end of 1998, long-term uninsured revenue bond yields were in excess of 100% of US Treasury bond yields, far greater than their recent historic range of 85%-88%. However, by early May, tax-exempt revenue bond yield ratios had declined to nearly 90%. Given the rapid rise in municipal bond yields in recent weeks, this ratio has risen again to nearly 95%. The recent period of volatility has created additional opportunities for long-term investors to purchase tax-exempt bonds at historically attractive yields relative to US Treasury securities.

While the Federal Reserve Board announced that it has no immediate bias toward raising short-term interest rates, it is clear that additional US economic growth will result in further action by the Federal Reserve Board.

Portfolio Strategy

At the beginning of 1999, our investment strategy was constructive as we looked for a continuation of the decline in long-term interest rates. We believed the slow growth, low inflation economic environment would continue to provide a positive backdrop for debt securities. In addition, we expected that the tight technical supply/demand environment for municipal bonds would cushion any temporary downward movements in tax-exempt bond prices. Although the domestic economy performed better than we had anticipated, inflation continued to decline year-over-year. Interest rates declined for the first half of the year, enabling the Fund to perform well. During the six months ended June 30, 1999, we shifted to a slightly more neutral posture to seek to maintain an attractive tax-exempt yield while protecting the Fund's net asset value. Although municipal bonds have outperformed their taxable counterparts, total return for the Fund's Common Stock was negatively impacted by the increase in interest rates that occurred during the months of May and June.

Looking forward, we expect to maintain a neutral posture for the balance of 1999, focusing on seeking to enhance the yield to the Fund's Common Stock shareholders. We believe the backup in long-term interest rates has created an attractive buying opportunity. (For a complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)

Because of the historically tight credit quality spreads, we continue to favor overweighting the Fund's position in AAA-insured securities. At June 30, 1999, 94.9% of the Fund's assets were rated AAA by Standard & Poor's, an increase from 89% from a year ago.

In Conclusion

We appreciate your ongoing interest in MuniHoldings California Insured Fund II, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,

/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Robert A. DiMella

Robert A. DiMella
Vice President and Portfolio Manager


/s/ Walter C. O'Connor

Walter C. O'Connor
Vice President and Portfolio Manager

August 11, 1999

================================================================================
We are pleased to announce that Robert A. DiMella has been named Vice President and Co-Portfolio Manager of MuniHoldings California Insured Fund II, Inc. Mr. DiMella has been employed by Merrill Lynch Asset Management, L.P. (MLAM) since 1997 as Vice President. Prior thereto, Mr. DiMella was Assistant Vice President of MLAM from 1995 to 1997 and Assistant Portfolio Manager of MLAM from 1993 to 1997.
================================================================================


                                     2 & 3

                    MuniHoldings California Insured Fund II, Inc., June 30, 1999

SCHEDULE OF INVESTMENTS                                           (in Thousands)

                      S&P    Moody's   Face                                                                                 Value
STATE               Ratings  Ratings  Amount   Issue                                                                      (Note 1a)
===================================================================================================================================
California--96.6%   AAA      Aaa     $ 1,000   Anaheim, California, Public Financing Authority, Lease Revenue Bonds
                                               (Public Improvements Project), Series C, 5.38%** due 9/01/2024 (f)          $    246
                    ---------------------------------------------------------------------------------------------------------------
                    AAA      Aaa       3,195   Benicia, California, Unified School District, GO, Refunding, Series A,
                                               5.216%** due 8/01/2019 (c)                                                     1,064
                    ---------------------------------------------------------------------------------------------------------------
                    AAA      Aaa       4,000   Cabrillo, California, Unified School District, GO, Series A, 5.216%** due
                                               8/01/2019 (a)                                                                  1,332
                    ---------------------------------------------------------------------------------------------------------------
                    AAA      Aaa       1,430   California Educational Facilities Authority, Revenue Refunding Bonds
                                               (Mills College), 5.125% due 9/01/2022 (g)                                      1,378
                    ---------------------------------------------------------------------------------------------------------------
                                               California HFA, Home Mortgage Revenue Bonds, AMT:
                    AAA      Aaa       3,000     Series B, 5.25% due 2/01/2028 (a)(d)                                         2,851
                    AAA      Aaa       7,500     Series J, 5.55% due 8/01/2028 (g)                                            7,446
                    AAA      Aaa       2,500     Series N, 5.25% due 8/01/2029 (f)                                            2,373
                    ---------------------------------------------------------------------------------------------------------------
                    NR*      NR*       2,500   California Health Facilities Financing Authority Revenue Bonds, RITR,
                                               Series 26, 7.175% due 6/01/2022 (b)(f)                                         2,524
                    ---------------------------------------------------------------------------------------------------------------
                    AAA      Aaa       4,180   California State, Department of Water Resources, Water Systems Revenue
                                               Refunding Bonds (Central Valley Project), Series Q, 5.375% due
                                               12/01/2027 (g)                                                                 4,190
                    ---------------------------------------------------------------------------------------------------------------
                    A1+      VMIG1+      100   California State Economic Development Financing Authority Revenue Bonds
                                               (California Independent Systems Project), VRDN, Series A, 3.80% due
                                               4/01/2008 (h)                                                                    100
                    ---------------------------------------------------------------------------------------------------------------
                    AAA      Aaa       2,950   California State Public Work Board, Lease Revenue Bonds, Department of
                                               Corrections, Series A, 5.25% due 1/01/2021 (a)                                 2,902
                    ---------------------------------------------------------------------------------------------------------------
                    AAA      Aaa       1,000   California State University and Colleges, Revenue Refunding Bonds (Hayward
                                               Foundation Inc. Auxiliary Organization), 5.25% due 8/01/2025 (g)                 980
                    ---------------------------------------------------------------------------------------------------------------
                    AAA      Aaa      10,130   California State Veterans Bonds, GO, Refunding, AMT, Series BH, 5.50% due
                                               12/01/2024 (f)(i)                                                             10,261
                    ---------------------------------------------------------------------------------------------------------------
                                               California Statewide Communities Development Authority, COP:
                    NR*      VMIG1+      600     (Continuing Care/University Project), VRDN, 3.85% due 11/15/2028 (h)           600
                    AAA      Aaa       2,890     (Huntington East Valley Hospital), 5.40% due 12/01/2027 (a)                  2,886
                    ---------------------------------------------------------------------------------------------------------------
                    Aaa      NR*       2,035   California Statewide Communities Development Authority, COP, Refunding
                                               (San Diego State University Foundation), 5.30% due 3/01/2017 (a)               2,032
                    ---------------------------------------------------------------------------------------------------------------
                    BBB      NR*       3,500   Contra Costa County, California, Public Financing Authority, Tax
                                               Allocation Revenue Refunding Bonds (Pleasant Hill Bart Etc.
                                               Redevelopment), 5.25% due 8/01/2028                                            3,254
                    ---------------------------------------------------------------------------------------------------------------
                    AAA      Aaa       7,500   Delta County, California, Home Mortgage Finance Authority, S/F Mortgage
                                               Revenue Bonds, AMT, Series A, 5.35% due 6/01/2024 (e)(g)                       7,298
                    ---------------------------------------------------------------------------------------------------------------
                    AAA      Aaa       2,505   Folsom Cordova, California, Unified School District, Refunding, COP (1998
                                               Financing Project), 5.25% due 3/01/2024 (f)                                    2,467
                    ---------------------------------------------------------------------------------------------------------------
                    AAA      Aaa       3,000   Fremont, California, Unified School District, Alameda County, GO,
                                               Refunding, 5.25% due 9/01/2019 (g)                                             2,974
                    ---------------------------------------------------------------------------------------------------------------
                    AAA      Aaa       1,360   Hayward, California, COP (Civic Center Project), 5.25% due 8/01/2026 (g)       1,327
                    ---------------------------------------------------------------------------------------------------------------
                    AAA      Aaa       3,850   Irvine, California, Unified School District, Special Tax, Community
                                               Facilities District Number 86-1, 5.375% due 11/01/2020 (a)                     3,871
                    ---------------------------------------------------------------------------------------------------------------
                    AAA      Aaa       2,500   La Quinta, California, Redevelopment Agency, Tax Allocation Refunding
                                               Bonds (Redevelopment Project Area Number 1), 5.20% due 9/01/2028 (a)           2,430
                    ---------------------------------------------------------------------------------------------------------------
                    NR*      Aaa      15,875   Los Angeles, California, Convention and Exhibition Center Authority,
                                               Lease Revenue Bonds, RITR, Series 21, 6.87% due 8/15/2018 (b)(g)              15,898
                    ---------------------------------------------------------------------------------------------------------------
                    AAA      Aaa      15,750   Los Angeles, California, Unified School District, GO, Series A, 5% due
                                               7/01/2021 (c)                                                                 15,003
                    ---------------------------------------------------------------------------------------------------------------
                    AAA      Aaa       5,000   Los Angeles County, California, Metropolitan Transportation Authority, Sales
                                               Tax Revenue Bonds, RITR, Series 30, 6.62% due 7/01/2023 (a)(b)                 4,826
                    ---------------------------------------------------------------------------------------------------------------
                    AAA      Aaa       6,250   Los Angeles County, California, Metropolitan Transportation Authority,
                                               Sales Tax Revenue Refunding Bonds, Proposition A, First Tier, Senior
                                               Series A, 5.25% due 7/01/2027 (g)                                              6,124
                    ---------------------------------------------------------------------------------------------------------------
                    AAA      Aaa       1,080   Monrovia, California, Unified School District, GO, Series A, 5.375% due
                                               8/01/2022 (g)                                                                  1,085
                    ---------------------------------------------------------------------------------------------------------------
                    AAA      Aaa       6,000   Northern California Power Agency, Public Power Revenue Refunding Bonds
                                               (Hydroelectric Project Number One), Series A, 5.125% due 7/01/2023 (g)         5,780
                    ---------------------------------------------------------------------------------------------------------------
                    AAA      Aaa      13,095   Oakland, California, Alameda County, Unified School District, Refunding,
                                               GO, Series C, 5.50% due 8/01/2019 (c)                                         13,209
                    ---------------------------------------------------------------------------------------------------------------
                    AAA      Aaa       5,000   Olivenhain Municipal Water District, California, Water Revenue Refunding
                                               Bonds, COP, Capital Projects, 5.125% due 6/01/2028 (c)                         4,775
                    ---------------------------------------------------------------------------------------------------------------
                    AAA      Aaa       5,000   Rancho Cucamonga, California, Redevelopment Agency, Tax Allocation Bonds
                                               (Rancho Redevelopment Project), 5.25% due 9/01/2026 (g)                        4,900
                    ---------------------------------------------------------------------------------------------------------------
                    AAA      NR*       6,500   Sacramento, California, Cogeneration Authority, Cogeneration Project,
                                               Revenue Refunding Bonds, 5.20% due 7/01/2021 (g)                               6,326
                    ---------------------------------------------------------------------------------------------------------------
                    AAA      Aaa       5,000   Sacramento, California, Municipal Utility District, Electric Revenue
                                               Bonds, Series K, 5.25% due 7/01/2024 (a)                                       4,932
                    ---------------------------------------------------------------------------------------------------------------
                    AAA      Aaa       8,000   Sacramento County, California, COP, Refunding (Public Facilities
                                               Project), 4.75% due 10/01/2027 (a)                                             7,155
                    ---------------------------------------------------------------------------------------------------------------
                    AAA      Aaa      18,805   San Diego, California, Public Facilities Financing Authority, Sewer
                                               Revenue Bonds, Series A, 5.25% due 5/15/2027 (c)                              18,426
                    ---------------------------------------------------------------------------------------------------------------
                    AAA      Aaa       5,540   San Francisco, California, City and County Airport Commission,
                                               International Airport Revenue Bonds, Special Facilities Lease (SFO Fuel
                                               Co. LLC), AMT, Series A, 5.25% due 1/01/2022 (a)                               5,383
                    ---------------------------------------------------------------------------------------------------------------
                    AAA      Aaa       9,200   San Jose, California, Improvement Bond Act of 1915, Special Assessment
                                               Refunding Bonds, Reassessment District 98-216SJ-24P, 5.25% due
                                               9/02/2015 (a)                                                                  9,140
                    ---------------------------------------------------------------------------------------------------------------
                    AAA      Aaa       5,000   San Jose-Santa Clara, California, Water Financing Authority, Sewer
                                               Revenue Bonds, Series A, 5.375% due 11/15/2020 (c)                             4,990
                    ---------------------------------------------------------------------------------------------------------------
                    AAA      Aaa       5,000   Santa Ana, California, Financing Authority, Revenue Refunding Bonds
                                               (South Harbor Boulevard), Series A, 5% due 9/01/2019 (g)                       4,768
                    ---------------------------------------------------------------------------------------------------------------
                    AAA      Aaa       6,750   Santa Clara County, California, Financing Authority, Lease Revenue
                                               Refunding Bonds, Series A, 5% due 11/15/2022 (a)                               6,385
                    ---------------------------------------------------------------------------------------------------------------

Portfolio Abbreviations

To simplify the listings of MuniHoldings California Insured Fund II, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT      Alternative Minimum Tax (subject to)
COP      Certificates of Participation
GO       General Obligation Bonds
HFA      Housing Finance Agency
RITR     Residual Interest Trust Receipts
S/F      Single-Family
VRDN     Variable Rate Demand Notes


                                      4 & 5

                    MuniHoldings California Insured Fund II, Inc., June 30, 1999

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

                      S&P    Moody's   Face                                                                                 Value
STATE               Ratings  Ratings  Amount   Issue                                                                      (Note 1a)
===================================================================================================================================
California          AAA      Aaa     $ 9,000   Santa Fe Springs, California, Community Development, Community Tax
(concluded)                                    Allocation Refunding Bonds (Consolidated Redevelopment Project),
                                               Series A, 5% due 9/01/2022 (g)                                              $  8,515
                    ---------------------------------------------------------------------------------------------------------------
                    AAA      Aaa       5,000   Stockton, California, Revenue Refunding Bonds, COP (Wastewater System
                                               Project), Series A, 5.20% due 9/01/2029 (g)                                    4,830
                    ---------------------------------------------------------------------------------------------------------------
                    AAA      Aaa      10,000   University of California, Revenue Refunding Bonds (Multiple Purpose
                                               Projects), Series E, 5.125% due 9/01/2020 (g)                                  9,704
===================================================================================================================================
Puerto Rico--1.6%   A        Baa1      4,150   Puerto Rico Commonwealth, GO, Public Improvement, 5% due 7/01/2027             3,855
===================================================================================================================================
                    Total Investments (Cost--$237,476)--98.2%                                                               232,795

                    Variation Margin on Financial Futures Contracts***--(0.1%)                                                 (276)

                    Other Assets Less Liabilities--1.9%                                                                       4,554
                                                                                                                           --------
                    Net Assets--100.0%                                                                                     $237,073
                                                                                                                           ========
===================================================================================================================================

      (a)   AMBAC Insured.
      (b) The interest rate is subject to change periodically and is inversely based upon prevailing market rates. The interest rate shown is the rate in effect at June 30, 1999.
      (c)   FGIC Insured.
      (d)   FHA Insured.
      (e)   FNMA/GNMA Collateralized.
      (f)   FSA Insured.
      (g)   MBIA Insured.
      (h) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at June 30, 1999.
      (i) All or a portion of security held as collateral in connection with open financial futures contracts.
      *     Not Rated.
      ** Represents a zero coupon or step bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
      ***   Financial futures contracts sold as of June 30, 1999 were as follows:
            --------------------------------------------------------------------
                                                                  (in Thousands)
            --------------------------------------------------------------------
            Number of                        Expiration          Value
            Contracts       Issue               Date        (Notes 1a & 1b)
            --------------------------------------------------------------------
               315     US Treasury Bonds   September 1999       $36,510
            --------------------------------------------------------------------
            Total Financial Futures Contracts Sold
            (Total Contract Price--$35,954)                     $36,510
                                                                =======
            --------------------------------------------------------------------
      + Highest short-term ratings by Moody's Investors Service, Inc. Ratings of issues shown have not been audited by Deloitte & Touche LLP.

            See Notes to Financial Statements.

Quality Profile

The quality ratings of securities in the Fund as of June 30, 1999 were as follows:

--------------------------------------------------------------------------------
                                                                      Percent of
S&P Rating/Moody's Rating                                             Net Assets
--------------------------------------------------------------------------------
AAA/Aaa ............................................................     94.9%
A/A ................................................................      1.6
BBB/Baa ............................................................      1.4
Other+ .............................................................      0.3
--------------------------------------------------------------------------------
+ Temporary investments in short-term municipal securities.

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

                 As of June 30, 1999
===================================================================================================================================
Assets:          Investments, at value (identified cost--$237,476,223) (Note 1a) ......................                $232,794,724
                 Cash .................................................................................                     914,385
                 Interest receivable ..................................................................                   4,053,477
                 Deferred organization expenses (Note 1e) .............................................                      11,898
                 Prepaid expenses and other assets ....................................................                      12,589
                                                                                                                       ------------
                 Total assets .........................................................................                 237,787,073
                                                                                                                       ------------
===================================================================================================================================
Liabilities:     Payables:
                   Variation margin (Note 1b) ......................................................... $   275,625
                   Dividends to shareholders (Note 1f) ................................................     198,301
                   Investment adviser (Note 2) ........................................................      99,484
                   Offering costs (Note 1e) ...........................................................      60,000         633,410
                                                                                                        -----------
                 Accrued expenses and other liabilities ...............................................                      80,741
                                                                                                                       ------------
                 Total liabilities ....................................................................                     714,151
                                                                                                                       ------------
===================================================================================================================================
Net Assets:      Net assets ...........................................................................                $237,072,922
                                                                                                                       ============
===================================================================================================================================
Capital:         Capital Stock (200,000,000 shares authorized) (Note 4):
                   Preferred Stock, par value $.10 per share (3,840 shares of AMPS* issued
                   and outstanding at $25,000 per share liquidation preference) .......................                $ 96,000,000
                   Common Stock, par value $.10 per share (9,806,948 shares issued and outstanding) ... $   980,695
                 Paid-in capital in excess of par ..................................................... 144,963,983
                 Undistributed investment income--net .................................................   1,004,497
                 Accumulated realized capital losses on investments--net ..............................    (638,660)
                 Unrealized depreciation on investments--net ..........................................  (5,237,593)
                                                                                                        -----------
                 Total--Equivalent to $14.38 net asset value per share of Common Stock (market
                 price--$13.00) .......................................................................                 141,072,922
                                                                                                                       ------------
                 Total capital ........................................................................                $237,072,922
                                                                                                                       ============
===================================================================================================================================

      *     Auction Market Preferred Stock.

            See Notes to Financial Statements.


                                      6 & 7

                    MuniHoldings California Insured Fund II, Inc., June 30, 1999

STATEMENT OF OPERATIONS

                    For the Year Ended June 30, 1999
===================================================================================================================================
Investment          Interest and amortization of premium and discount earned ..........................                $ 12,785,332
Income (Note 1d):
===================================================================================================================================
Expenses:           Investment advisory fees (Note 2) ................................................. $  1,354,514
                    Commission fees (Note 4) ..........................................................      230,228
                    Accounting services (Note 2) ......................................................       68,778
                    Professional fees .................................................................       57,994
                    Transfer agent fees ...............................................................       36,140
                    Printing and shareholder reports ..................................................       25,105
                    Directors' fees and expenses ......................................................       21,945
                    Custodian fees ....................................................................       20,436
                    Listing fees ......................................................................       13,457
                    Pricing fees ......................................................................        7,704
                    Amortization of organization expenses (Note 1e) ...................................        3,248
                    Other .............................................................................        4,938
                                                                                                        ------------
                    Total expenses before reimbursement ...............................................    1,844,487
                    Reimbursement of expenses (Note 2) ................................................     (206,643)
                                                                                                        ------------
                    Total expenses ....................................................................                   1,637,844
                                                                                                                       ------------
                    Investment income--net ............................................................                  11,147,488
                                                                                                                       ------------
===================================================================================================================================
Realized &          Realized gain on investments ......................................................                     867,427
Unrealized Gain     Change in unrealized appreciation/depreciation on investments--net ................                  (6,471,307)
(Loss) on                                                                                                              ------------
Investments--Net    Net Increase in Net Assets Resulting from Operations ..............................                $  5,543,608
(Notes 1b, 1d & 3):                                                                                                    ============
===================================================================================================================================

                    See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                          For the     For the Period
                                                                                                         Year Ended   Feb. 27, 1998+
                                                                                                          June 30,      to June 30,
                    Increase (Decrease) in Net Assets:                                                      1999            1998
===================================================================================================================================
Operations:         Investment income--net ............................................................ $ 11,147,488   $  3,709,606
                    Realized gain (loss) on investments--net ..........................................      867,427     (1,110,322)
                    Change in unrealized appreciation/depreciation on investments--net ................   (6,471,307)     1,233,714
                                                                                                        ------------   ------------
                    Net increase in net assets resulting from operations ..............................    5,543,608      3,832,998
                                                                                                        ------------   ------------
===================================================================================================================================
Dividends &         Investment income--net:
Distributions to      Common Stock ....................................................................   (7,892,730)    (2,063,732)
Shareholders          Preferred Stock .................................................................   (2,898,760)      (997,343)
(Note 1f):          Realized gain on investments--net:
                      Common Stock ....................................................................     (276,968)            --
                      Preferred Stock .................................................................     (118,829)            --
                                                                                                        ------------   ------------
                    Net decrease in net assets resulting from dividends and distributions to
                    shareholders ......................................................................  (11,187,287)    (3,061,075)
                                                                                                        ------------   ------------
===================================================================================================================================
Capital Stock       Proceeds from issuance of Preferred Stock .........................................           --     96,000,000
Transactions        Net proceeds from issuance of Common Stock ........................................           --    146,750,010
(Notes 1e & 4):     Offering and underwriting costs resulting from the issuance of Preferred Stock ....           --       (882,865)
                    Offering costs resulting from the issuance of Common Stock ........................           --       (275,830)
                    Value of shares issued to Common Stock shareholders in reinvestment of dividends ..           --        253,358
                                                                                                        ------------   ------------
                    Net increase in net assets derived from capital stock transactions ................           --    241,844,673
                                                                                                        ------------   ------------
===================================================================================================================================
Net Assets:         Total increase (decrease) in net assets ...........................................   (5,643,679)   242,616,596
                    Beginning of period ...............................................................  242,716,601        100,005
                                                                                                        ------------   ------------
                    End of period* .................................................................... $237,072,922   $242,716,601
                                                                                                        ============   ============
===================================================================================================================================
                  * Undistributed investment income--net (Note 1g) .................................... $  1,004,497   $    648,531
                                                                                                        ============   ============
===================================================================================================================================

      +     Commencement of operations.

            See Notes to Financial Statements.


                                      8 & 9

                    MuniHoldings California Insured Fund II, Inc., June 30, 1999

FINANCIAL HIGHLIGHTS

                         The following per share data and ratios have been derived                 For the     For the Period
                         from information provided in the financial statements.                  Year Ended    Feb. 27, 1998+
                                                                                                   June 30,      to June 30,
                         Increase (Decrease) in Net Asset Value:                                     1999            1998
============================================================================================================================
Per Share                Net asset value, beginning of period .................................. $     14.96     $     15.00
Operating                                                                                        -----------     -----------
Performance:             Investment income--net ................................................        1.13             .38
                         Realized and unrealized gain (loss) on investments--net ...............        (.57)            .01
                                                                                                 -----------     -----------
                         Total from investment operations ......................................         .56             .39
                                                                                                 -----------     -----------
                         Less dividends and distributions to Common Stock shareholders:
                           Investment income--net ..............................................        (.80)           (.21)
                           Realized gain on investments--net ...................................        (.03)             --
                                                                                                 -----------     -----------
                         Total dividends and distributions to Common Stock shareholders ........        (.83)           (.21)
                                                                                                 -----------     -----------
                         Capital charge resulting from issuance of Common Stock ................          --            (.03)
                                                                                                 -----------     -----------
                         Effect of Preferred Stock activity:+++
                           Dividends and distributions to Preferred Stock shareholders:
                             Investment income--net ............................................        (.30)           (.10)
                             Realized gain on investments--net .................................        (.01)             --
                           Capital charge resulting from issuance of Preferred Stock ...........          --            (.09)
                                                                                                 -----------     -----------
                         Total effect of Preferred Stock activity ..............................        (.31)           (.19)
                                                                                                 -----------     -----------
                         Net asset value, end of period ........................................ $     14.38     $     14.96
                                                                                                 ===========     ===========
                         Market price per share, end of period ................................. $     13.00     $     15.00
                                                                                                 ===========     ===========
============================================================================================================================
Total Investment         Based on market price per share .......................................       (8.34%)          1.42%++++
Return:**                                                                                        ===========     ===========
                         Based on net asset value per share ....................................        1.66%           1.15%++++
                                                                                                 ===========     ===========
============================================================================================================================
Ratios Based on          Total expenses, net of reimbursement*** ...............................        1.09%            .38%*
Average Net Assets                                                                               ===========     ===========
Of Common Stock:         Total expenses*** .....................................................        1.23%           1.19%*
                                                                                                 ===========     ===========
                         Total investment income--net*** .......................................        7.42%           8.00%*
                                                                                                 ===========     ===========
                         Amount of dividends to Preferred Stock shareholders ...................        1.93%           2.15%*
                                                                                                 ===========     ===========
                         Investment income--net, to Common Stock shareholders ..................        5.49%           5.85%*
                                                                                                 ===========     ===========
============================================================================================================================
Ratios Based on          Total expenses, net of reimbursement ..................................         .67%            .24%*
Average                                                                                          ===========     ===========
Net Assets:++***         Total expenses ........................................................         .75%            .75%*
                                                                                                 ===========     ===========
                         Total investment income--net ..........................................        4.53%           5.05%*
                                                                                                 ===========     ===========
============================================================================================================================
Ratios Based on          Dividends to Preferred Stock shareholders .............................        3.02%           3.65%*
Average Net Assets                                                                               ===========     ===========
Of Preferred Stock:
============================================================================================================================
Supplemental Data:       Net assets, net of Preferred Stock, end of period (in thousands) ...... $   141,073     $   146,717
                                                                                                 ===========     ===========
                         Preferred Stock outstanding, end of period (in thousands) ............. $    96,000     $    96,000
                                                                                                 ===========     ===========
                         Portfolio turnover ....................................................       82.36%          64.17%
                                                                                                 ===========     ===========
============================================================================================================================
Leverage:                Asset coverage per $1,000 ............................................. $     2,470     $     2,528
                                                                                                 ===========     ===========
============================================================================================================================
Dividends Per            Series A--Investment income--net ...................................... $       775     $       262
                                                                                                 ===========     ===========
Share on Preferred
Stock Outstanding:       Series B--Investment income--net ...................................... $       735     $       257
                                                                                                 ===========     ===========
============================================================================================================================

      *     Annualized.
      **    Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
      ***   Do not reflect the effect of dividends to Preferred Stock
            shareholders.
      +     Commencement of operations.
      ++    Includes Common and Preferred Stock average net assets.
      +++   The Fund's Preferred Stock was issued on March 19, 1998.
      ++++  Aggregate total investment return.

            See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniHoldings California Insured Fund II, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MUC. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized


                                    10 & 11

                    MuniHoldings California Insured Fund II, Inc., June 30, 1999

NOTES TO FINANCIAL STATEMENTS (concluded)

gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization and offering expenses--Deferred organization expenses are amortized on a straight-line basis over a period not exceeding five years. In accordance with Statement of Position 98-5, any unamortized organization expenses will be expensed on July 1, 1999. This charge will not have any material impact on the operations of the Fund. Direct expenses relating to the public offering of the Fund's Common and Preferred Stock were charged to capital at the time of issuance of the shares.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(g) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $32 have been reclassified between accumulated net realized capital losses and undistributed net investment income. These reclassifications have no effect on net assets or net asset value per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with FAM. The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.55% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock. For the year ended June 30, 1999, FAM earned fees of $1,354,514, of which $206,643 was voluntarily waived.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended June 30, 1999 were $214,492,917 and $197,101,574, respectively.

Net realized gains for the year ended June 30, 1999 and net unrealized losses as of June 30, 1999 were as follows:

--------------------------------------------------------------------------------
                                                        Realized     Unrealized
                                                          Gains        Losses
--------------------------------------------------------------------------------
Long-term investments ..............................   $  285,377   $(4,681,499)
Financial futures contracts ........................      582,050      (556,094)
                                                       ----------   -----------
Total ..............................................   $  867,427   $(5,237,593)
                                                       ==========   ===========
--------------------------------------------------------------------------------

As of June 30, 1999, net unrealized depreciation for Federal income tax purposes aggregated $4,691,979, of which $135,955 related to appreciated securities and $4,827,934 related to depreciated securities. The aggregate cost of investments at June 30, 1999 for Federal income tax purposes was $237,486,703.

4. Capital Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock

Shares issued and outstanding during the year ended June 30, 1999 remained constant and during the period February 27, 1998 to June 30, 1998, increased by 16,947 as a result of dividend reinvestment and by 9,783,334 as a result of initial offering.

Preferred Stock

Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at June 30, 1999 were Series A, 3.95% and Series B, 2.40%.

Shares issued and outstanding during the year ended June 30, 1999 remained constant and during the period February 27, 1998 to June 30, 1998 increased by 3,840 as a result of the AMPS offering.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the year ended June 30, 1999, MLPF&S earned $166,836 as commissions.

5. Subsequent Event:

On July 8, 1999, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.069000 per share, payable on July 29, 1999 to shareholders of record as of July 23, 1999.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
MuniHoldings California Insured Fund II, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of MuniHoldings California Insured Fund II, Inc. as of June 30, 1999, the related statements of operations for the year then ended, changes in net assets and the financial highlights for the year then ended and for the period February 27, 1998 (commencement of operations) to June 30, 1998. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at June 30, 1999 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MuniHoldings California Insured Fund II, Inc. as of June 30, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
August 13, 1999


                                    12 & 13

                    MuniHoldings California Insured Fund II, Inc., June 30, 1999

IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid by MuniHoldings California Insured Fund II, Inc. during its taxable year ended June 30, 1999 qualify as tax-exempt interest dividends for Federal income tax purposes.

Additionally, the following table summarizes the taxable distributions paid by the Fund during the year:

--------------------------------------------------------------------------------
                                            Payable    Ordinary     Long-Term
                                              Date      Income    Capital Gains*
--------------------------------------------------------------------------------
Common Stock Shareholders                   12/30/98   $.006547     $.021695
--------------------------------------------------------------------------------
Preferred Stock Shareholders:   Series A    11/17/98    $ 6.08       $ 18.65
                                            11/24/98    $ 1.19       $  5.44
                                ------------------------------------------------
                                Series B    11/16/98    $ 6.08       $ 18.65
                                            11/23/98    $ 1.00       $  4.80
--------------------------------------------------------------------------------
*     The entire distribution is subject to the 20% tax rate.

      Please retain this information for your records.

YEAR 2000 ISSUES (unaudited)

Many computer systems were designed using only two digits to designate years. These systems may not be able to distinguish the Year 2000 from the Year 1900 (commonly known as the "Year 2000 Problem"). The Fund could be adversely affected if the computer systems used by the Fund's management or other Fund service providers do not properly address this problem before January 1, 2000. The Fund's management expects to have addressed this problem before then, and does not anticipate that the services it provides will be adversely affected. The Fund's other service providers have told the Fund's management that they also expect to resolve the Year 2000 Problem, and the Fund's management will continue to monitor the situation as the Year 2000 approaches. However, if the problem has not been fully addressed, the Fund could be negatively affected. The Year 2000 Problem could also have a negative impact on the securities in which the Fund invests and this could hurt the Fund's investment returns.

MANAGED DIVIDEND POLICY (unaudited)

The Fund's dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the financial information included in this report.

OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
James H. Bodurtha, Director
Hebert I. London, Director
Robert R. Martin, Director
Joseph L. May, Director
Andre F. Perold, Director
Arthur Zeikel, Director
Vincent R. Giordano, Senior Vice President
Robert A. DiMella, Vice President
Kenneth A. Jacob, Vice President
Walter C. O'Connor, Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary

--------------------------------------------------------------------------------
After more than 20 years of service, Arthur Zeikel recently retired as Chairman of Merrill Lynch Asset Management, L.P. (MLAM). Mr. Zeikel served as President of MLAM from 1977 to 1997 and as Chairman since December 1997. Mr. Zeikel is one of the country's most respected leaders in asset management and presided over the growth of Merrill Lynch's asset management business. During his tenure, client assets under management grew from $300 million to over $500 billion. Mr. Zeikel will remain on MuniHoldings California Insured Fund II, Inc.'s Board of Directors. We are pleased to announce that Terry K. Glenn has been elected President and Director of the Fund. Mr. Glenn has held the position of Executive Vice President of MLAM since 1983.

Mr. Zeikel's colleagues at MLAM join the Fund's Board of Directors in wishing him well in his retirement from Merrill Lynch and are pleased that he will continue as a member of the Fund's Board of Directors.
--------------------------------------------------------------------------------

Custodian

The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:
IBJ Whitehall Bank & Trust Company
One State Street
New York, NY 10004

NYSE Symbol

MUC

--------------------------------------------------------------------------------
Gerald M. Richard, Treasurer and Philip M. Mandel, Secretary of MuniHoldings California Insured Fund II, Inc. have recently retired. Their colleagues at Merrill Lynch Asset Management, L.P. join the Fund's Board of Directors in wishing Mr. Richard and Mr. Mandel well in their retirements.
--------------------------------------------------------------------------------


                                     14 & 15

This report, including the financial information herein, is transmitted to the shareholders of MuniHoldings California Insured Fund II, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has the ability to leverage its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

MuniHoldings California
Insured Fund II, Inc.
Box 9011
Princeton, NJ
08543-9011                                                      #HOLDCA II--6/99

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